Exhibit 99.906 CERT

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and chief Executive Officer of KKR Series Trust (the “Trust”), with respect to the Trust’s Form N-CSR for the period ended October 31, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.             such report on Form N-CSR for the period ended October 31, 2012 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such report on Form N-CSR for the period ended October 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 20, 2012

/s/ William C. Sonneborn
William C. Sonneborn
President and Chief Executive Officer
KKR Series Trust

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer and Chief Financial Officer of KKR Series Trust (the “Trust”), with respect to the Trust’s Form N-CSR for the period ended October 31, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.             such report on Form N-CSR for the period ended October 31, 2012 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such report on Form N-CSR for the period ended October 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 20, 2012

/s/ Michael R. McFerran
Michael R. McFerran
Treasurer and Chief Financial Officer
KKR Series Trust